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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the Comfort Systems USA, Inc. 401(k) Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), I, J. Gordon Beittenmiller, Executive Vice President and Chief Financial Officer of Comfort Systems USA, Inc. (the "Company"), certify that, to my knowledge, (i) as amended, the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


June 27, 2003                                By:  /s/ J. Gordon Beittenmiller
                                                --------------------------------
                                                J. Gordon Beittenmiller
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)


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